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Exhibit 10.4

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

Dated as of November 21, 2006
Amended and restated as of June 19, 2007
by and among

PARAGON SHIPPING INC.,
INNOVATION HOLDINGS S.A.

and

CANTOR FITZGERALD & CO.
CRT CAPITAL GROUP LLC
OPPENHEIMER & CO. INC.

        This Amended and Restated Registration Rights Agreement (this "Agreement") first made and entered into as of November 21, 2006 and amended and restated as of June 19, 2007, by and among Paragon Shipping Inc., a Marshall Islands corporation (the "Company"), Innovation Holdings S.A. ("Innovation Holdings"), Cantor Fitzgerald & Co., CRT Capital Group LLC and Oppenheimer & Co. Inc. (each, an "Initial Purchaser" and, together, the "Initial Purchasers"), which have agreed, pursuant to the Purchase Agreement (defined below), to purchase 7,562,000 units ("Units"), each consisting of one share of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), of the Company and one-fifth of one warrant ("Warrants") exercisable to purchase Class A Common Stock (such shares of Class A Common Stock issuable upon exercise of the Warrants, "Warrant Shares") and expiring five years from the date of issuance pursuant to a warrant agreement, dated as of the date hereof, between the Company and Computershare Trust Company, Inc., as warrant agent. The Initial Purchasers have been granted an option under Section 1(a) of the Purchase Agreement to purchase up to an additional 1,512,400 Units. Such transaction described in the preceding two sentences is referred to herein as the "Private Offering." The Company has also agreed to issue an aggregate of 174,000 Units to the several Initial Purchasers as part of the Initial Purchasers' compensation in respect of the Private Offering.

        This Agreement is made pursuant to the Purchase Agreement, dated November 15, 2006, between the Company and the Initial Purchasers (the "Purchase Agreement"). In order to induce the Initial Purchasers to purchase the Units pursuant to the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 4 of the Purchase Agreement.

        The parties hereby agree as follows:

SECTION 1.    DEFINITIONS

        As used in this Agreement, the following capitalized terms shall have the following meanings:

        Act:    The Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

        Affiliate:    Any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings.

        Broker-Dealer:    Any broker or dealer registered under the Exchange Act.

        Business Day:    Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

        Class A Common Stock:    As defined in the preamble to this Agreement.

        Closing Date:    The date hereof.

        Commission:    The U.S. Securities and Exchange Commission.

        Common Stock:    The Class A Common Stock and the Class B Common Stock of the Company, collectively.

        Consummate:    An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery of the same number of Exchange Securities by the Company to the Transfer Agent and Registrar as the number of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer. An initial public offering shall be deemed "consummated" for purposes of this agreement upon the sale to the underwriters of the number of firm securities described in the final prospectus relating to the initial public offering.

        Exchange Act:    The Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

        Exchange Offer:    The exchange and issuance by the Company of a number of Exchange Securities (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the number of outstanding Initial Securities that are tendered by such Holders in connection with such exchange and issuance.

        Exchange Offer Consummation Deadline:    As defined in Section 3(b) hereof.

        Exchange Offer Effectiveness Deadline:    As defined in Section 3(a) hereof.

        Exchange Offer Filing Deadline:    As defined in Section 3(a) hereof.

        Exchange Offer Registration Statement:    The Registration Statement relating to the Exchange Offer, including the related Prospectus.

        Exchange Securities:    Units, Warrants and shares of Class A Common Stock, including Warrant Shares, to be issued by the Company (i) in the Exchange Offer, or (ii) as contemplated by Section 4 hereof.

        Holders:    As defined in Section 2 hereof.

        Indemnified Holder:    As defined in Section 9(a) hereof.

        indemnified party:    As defined in Section 9(c) hereof.

        indemnified person:    As defined in Section 9(c) hereof.

        Initial Public Offering:    An underwritten initial public offering of the Company's Class A Common Stock in the United States.

        Initial Purchaser Registration Rights Agreement:    The Initial Purchaser Registration Rights Agreement, dated as of November 21, 2006, among the Company and the Initial Purchasers.

        IPO Consummation Deadline:    As defined in Section 5(a) hereof.

        IPO Filing Deadline:    As defined in Section 5(a) hereof.

        Initial Securities:    The Units, and the Warrants and Class A Common Stock (including the Warrant Shares issuable upon exercise of the Warrants) comprising the Units, issued in the Private Offering and as compensation to the Initial Purchasers in respect of the Private Offering.

        IPO Registration Statement:    The Registration Statement relating to the underwritten initial public offering of the Company's Class A Common Stock, including the related Prospectus.

        Person:    Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

        Piggyback Holder:    As defined in Section 5(b)(i) hereof.

        Piggyback Registration:    As defined in Section 5(b)(i) hereof.

        Private Offering:    As defined in the preamble hereto.

        Prospectus:    The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        Purchase Agreement:    As defined in the preamble to this Agreement.

        Recommencement Date:    As defined in Section 7(d) hereof.

        Registration Default:    As defined in Section 6 hereof.

        Registration Expenses:    As defined in Section 8(a) hereof.

        Registration Statement:    Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer, (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement or (c) the initial public offering of the Company's Class A Common Stock, that is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein and all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

        Rule 144:    Rule 144 promulgated under the Act.

        Share Cancellation:    As defined in Section 6 hereof.

        Shelf Registration Statement:    As defined in Section 4 hereof.

        Suspension Notice:    As defined in Section 7(d) hereof.

        Transfer Agent and Registrar:    As defined in Section 7(c)(xvi) hereof.

        Transfer Restricted Securities:    Each Initial Security until the earliest to occur of (a) the date on which such Initial Security has been exchanged by a Person other than a Broker-Dealer for an Exchange Security in the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (c) the date on which a Shelf Registration Statement with respect to such Initial Security shall have been declared effective under the Act and such Initial Security shall have been disposed of in accordance with the Shelf Registration Statement, (d) the disposition of any Transfer Restricted Security pursuant to the IPO Registration Statement or (e) the date on which such Initial Security is distributed to the public pursuant to Rule 144.

        Units:    As defined in the preamble hereto.

        Warrants:    As defined in the preamble hereto.

        Warrant Shares:    As defined in the preamble hereto.

SECTION 2.    HOLDERS

        A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities; provided, that, neither Innovation Holdings nor any Affiliate of the Company shall be deemed to be a Holder.

SECTION 3.    REGISTERED EXCHANGE OFFER

        (a)   Unless the Exchange Offer shall not be permitted by applicable law or Commission policy, the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as promptly as practicable after the date hereof (ii) use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective on or prior to 150 days after the Closing Date (such 150th day being the "Exchange Offer Effectiveness Deadline"), (iii) in connection with the foregoing, use their respective commercially reasonable efforts to (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Securities to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer; provided, however, that the Company shall not be required to take any action that would subject them to general service of process or taxation in any jurisdiction where they are not already so subject, and (iv) as promptly as practicable after the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and (ii) resales of Exchange Securities by Broker-Dealers that tendered into the Exchange Offer Initial Securities that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Initial Securities acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

        (b)   Unless the Exchange Offer shall not be permitted by applicable law or Commission policy, the Company shall use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply in all material respects with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 180 days after the consummation of the Private Offering, or longer, if required by the federal securities laws (such 180th day (or longer) being the "Exchange Offer Consummation Deadline").

        (c)   The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling no-action letter (available July 2, 1993).

        Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Exchange Securities received by such Broker-Dealer in the Exchange Offer, the Company shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Exchange Securities by Broker-Dealers, the Company agrees to use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by and subject to the provisions of Sections 7(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Exchange Offer Consummation Deadline or such shorter period ending on the date when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon reasonable request at any time during such period.

SECTION 4.    SHELF REGISTRATION

        (a)    Shelf Registration.    If (i) the Company is not permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) any Holder of Transfer Restricted Securities notifies the Company prior to 20 Business Days following Consummation of the Exchange Offer that (A) such Holder was prohibited by applicable securities law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or any of its Affiliates or (iii) the Company is not permitted to register Warrant Shares on the Exchange Offer Registration Statement because the Warrant Shares are not permitted to be so registered by applicable law or Commission policy, then:

          (x)   with respect to the circumstances described in clause (a)(i) or clause (a)(ii) above, the Company shall use its commercially reasonable efforts as promptly as practicable after the earlier of (i) the date as of which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above (provided that such filing date shall not be earlier than 30 days after the date of the consummation of the Private Offering), to file a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration Statement")), relating to all Transfer Restricted Securities of Holders (including, if permitted, the Initial Purchasers) that have provided the information required pursuant to Section 4(b) hereof and to cause such Shelf Registration Statement to become effective; and

          (y)   with respect to the circumstances described in clause (a)(iii) above, the Company shall use its commercially reasonable efforts as promptly as practicable after the date as of which the Company determines that the Warrant Shares cannot be registered on the Exchange Offer Registration Statement (provided that such filing date shall not be earlier than 30 days after the date of the consummation of the Private Offering) to file a Shelf Registration Statement relating to all Warrant Shares which are Transfer Restricted Securities of Holders that have provided the information required pursuant to Section 4(b) hereof and to cause such Shelf Registration Statement to become effective; provided, however, that if all Warrant Shares which are Transfer

  Restricted Securities shall have been included on a Shelf Registration Statement filed with the Commission as a result of the circumstances described under clause (a)(i) or (a)(ii) above, the requirements of this clause (y) shall be deemed to have been satisfied, provided that, in such event, the Company shall remain obligated to use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective in accordance with clause (x) of this Section 4(a).

        If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted as a result of the circumstances described under applicable federal law or Commission policy (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of the first paragraph of this Section 4(a); provided that, in such event, the Company shall remain obligated to use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective in accordance with the first paragraph of this Section 4(a).

        To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 7(b)(ii) hereof, the Company shall use its commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 7(b) and (c) hereof and in conformity in all material respects with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 7(d) hereof) following the consummation of the Private Offering, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

        (b)    Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.    No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until (i) such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or Item 508 of Regulation S-K, as applicable, of the Act and any other information required by the Commission for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein, (ii) such Holder (other than any Initial Purchaser) furnishes to the Company an executed agreement substantially in the form of Exhibit A hereto and (iii) in the case of an underwritten offering, such Holder completes and executes all questionnaires, powers of attorney, underwriting agreements, lock-up letters and other documents reasonably requested by the Company in connection with the terms of such underwritten offering. Furthermore, no Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such Holder's comments to the disclosure relating to such Holder in the Shelf Registration Statement. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not incomplete or misleading in any material respect.

SECTION 5.    INITIAL PUBLIC OFFERING

        (a)   The Company, subject to market conditions, shall (i) cause the IPO Registration Statement to be filed with the Commission substantially concurrently with the Exchange Offer Registration Statement (such date being the "IPO Filing Deadline"), (ii) make application to list the Class A Common Stock on the NASDAQ Global Market substantially concurrently with the filing of the IPO Registration Statement, (iii) use its commercially reasonable efforts to resolve any comments to the IPO Registration Statement from the Commission within 180 days of the date of the Consummation of the Private Offering, (iv) use its commercially reasonable efforts to cause the IPO to be Consummated not later than the 12-month anniversary of the date of the consummation of the Private Offering (such date being the "IPO Consummation Deadline"), and (v) in connection with the foregoing, use its commercially reasonable efforts to (A) file all pre-effective amendments to such IPO Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such IPO Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Class A Common Stock to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the IPO; provided, however, that the Company shall not be required to take any action that would subject it to general service of process or taxation in any jurisdiction where it is not already so subject.

        (b)(i) In connection with the Initial Public Offering described in the foregoing paragraph 5(a), the Company shall give written notice to each holder of Transfer Restricted Securities other than Innovation Holdings (a "Piggyback Holder") of its intention to publicly file the IPO Registration Statement as soon as practicable, and such notice shall offer each Piggyback Holder the opportunity to include (a "Piggyback Registration") in the prospectus contained in such IPO Registration Statement on the same terms and conditions such number of shares of Class A Common Stock held by the Piggyback Holder as the Piggyback Holder may request. The Company shall include in such prospectus all shares of Class A Common Stock with respect to which the Company has received a written request for inclusion therein from a Piggyback Holder within (10) Business Days after such Piggyback Holder's receipt of the Company's notice, provided, however, that the number of shares of Class A Common Stock to be sold by Piggyback Holders, together with other holders of outstanding Class A Common Stock, shall be limited to 50% of the total number of shares of Class A Common Stock to be sold upon exercise of any over-allotment option (an "Option") granted to the Underwriters in respect of the Initial Public Offering, and the number of shares of Class A Common Stock each such Piggyback Holder may sell, if the Underwriters elect to exercise such Option, shall equal (A) one half of the total number of shares of Class A Common Stock to be sold to the Underwriters in the Initial Public Offering pursuant to the exercise of such Option multiplied by (B) a fraction (i) the numerator of which is the total number of shares of Class A Common Stock owned by such stockholder, and (ii) the denominator of which is 9,287,656. No Piggyback Holder may sell any shares of Class A Common Stock upon exercise of the Option unless and until the Piggyback Holder furnishes to the Company an executed agreement in substantially the form of Exhibit A hereto.

          (ii)   If the managing underwriter(s) of the Initial Public Offering advise the Company in writing that, in their judgment, the number of shares of Class A Common Stock requested by Piggyback Holders to be included in the IPO Registration Statement are such that the success of the Initial Public Offering would be materially and adversely affected, the Company shall include any securities the Company is so advised can be sold in such Piggyback Registration in the following order: (a) first, the shares of Class A Common Stock which the Company proposes to sell; (b) second, on a pro rata basis the Class A Shares requested to be included in such registration by the Piggyback Holders (excluding any Initial Purchaser that is a Piggyback Holder), provided, that if the managing underwriters determine in good faith that a lower number of shares of Class A Common Stock should be included than those requested to be included by Piggyback Holders pursuant to paragraph (b)(i) above, then the Company shall be required to include in such registration only that lower number of shares of Class A Common Stock; and (c) third, any other shares of Class A Common Stock proposed to be included in the IPO Registration Statement (including any Class A Common Stock held by a Piggyback Holder that is an Initial Purchaser).

SECTION 6.    CLASS B SHARE CANCELLATION

        Subject to the Company's rights set forth in Section 7(b)(iii) and 7(d) hereof, if (i) any Exchange Offer Registration Statement required by this Agreement is not declared effective by the Commission on or prior to 180 days after the consummation of the Private Offering or (ii) the Company does not comply with its obligations under Section 4(a) of this Agreement with respect to the effectiveness of any Shelf Registration Statement (each such event referred to in clauses (i) and (ii), a "Registration Default"), Innovation Holdings hereby agrees to surrender to the Company ("Share Cancellation") for cancellation, in exchange for $0.001 per share, the number of shares of Class B Common Stock set forth on Annex A hereto for the first 30-day period immediately following the occurrence of such Registration Default, and for each 30-day period thereafter until no Registration Default is in effect, up to a maximum for all Registration Defaults of 643,921 shares of Class B Common Stock surrendered and cancelled.

        This Section 6 represents the sole financial consequence to the holders of the Class B Common Stock and the Company for any failure by the Company to comply with its obligations under Sections 3, 4, 5 and 10 hereof. The Initial Purchasers and the Holders will not have any financial remedy in connection with any failure by the Company to comply with its obligations under Sections 3, 4, 5 and 10 hereof. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 3 and 4 hereof may result in damages to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof.

SECTION 7.    REGISTRATION PROCEDURES

        (a)    Exchange Offer Registration Statement.    In connection with the Exchange Offer, the Company shall (x) comply with all applicable provisions of Section 7(c) below, (y) use its commercially reasonable efforts to effect such exchange and to permit the resale of Exchange Securities by Broker-Dealers that tendered in the Exchange Offer Initial Securities that such Broker-Dealer acquired for its own account as a result of its market-making activities or other trading activities (other than Initial Securities acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof set forth in the Registration Statement, and (z) comply with all of the following provisions:

          (i)    As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (other than any Initial Purchaser) shall furnish to the Company an executed agreement substantially in the form of Exhibit A hereto. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Exchange Securities shall acknowledge and agree that, if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available

  May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K promulgated by the Commission.

          (ii)   Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Securities to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Securities in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities received in the Exchange Offer.

        (b)    Shelf Registration Statement.    In connection with the Shelf Registration Statement, the Company shall:

          (i)    comply with all the provisions of Section 7(c) below and use its commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

          (ii)   issue, upon the request of any Holder or purchaser of Initial Securities covered by any Shelf Registration Statement contemplated by this Agreement; provided that such Holder provides all documentation reasonably requested by the Company in connection with such issuance, a number of Exchange Securities equal to the number of Initial Securities sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Exchange Securities on the Shelf Registration Statement for this purpose and issue the Exchange Securities to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

          (iii)  At any time after the effectiveness of the Shelf Registration Statement, if the Company determines in good faith for valid business reasons not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction or other material development involving the Company, the Company may allow the Shelf Registration Statement to fail to be effective or the Prospectus contained therein to be unusable as a result of such nondisclosure for up to forty-five (45) days in any three-month period or ninety (90) days in any year during the two-year period of effectiveness required by Section 4 hereof and no Share Cancellation will be required as a result of any such Shelf Registration Statement failing to be effective or any such Prospectus being unusuable pursuant to this Section 7(b)(iii). Upon the occurrence of a transaction or development described above, the Company shall notify the Holders as promptly as practicable and, if requested by such Holders, confirm such notice in writing.

        (c)    General Provisions.    In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company shall:

          (i)    not less than five Business Days prior to the filing of any Registration Statement or any Prospectus, and not less than two Business Day prior to the filing of any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, one counsel on behalf of all of the Holders) and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel;

          (ii)   use its commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Sections 3 or 4 hereof, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file as promptly as practicable an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable;

          (iii)  prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iv)  advise the Holders as promptly as practicable and, if requested by such Holders, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no advice by the Company shall be required pursuant to this clause (D) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 6-K or other appropriate Exchange Act report that is incorporated by reference into such Registration Statement, which, in either case, contains the requisite information with respect to such event or facts that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading). If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

          (v)   subject to Section 7(c)(ii), if any fact or event contemplated by Section 7(c)(iv)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus, as of its date, will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (vi)  in the case of a Shelf Registration Statement, furnish to each Holder named in any such Registration Statement in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object in writing within five Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act. Notwithstanding the foregoing, the Company shall not be required to take any actions under this Section 7(c)(vi) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

          (vii) in the case of a Shelf Registration Statement, not less than five Business Days prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus in connection with such exchange or sale, if any, provide copies of such document to the Holders named in any such Registration Statement;

          (viii) make available, at reasonable times, for inspection by the Holders named in any applicable Registration Statement and legal counsel or accountant retained by such Holders, all financial and other records and pertinent corporate documents of the Company reasonably requested by any such Persons, subject to negotiation, execution and delivery of customary confidentiality agreements, in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

          (ix)  in the case of a Shelf Registration Statement, if requested by any Holders named in any such Registration Statement in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement, document incorporated by reference or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the number of Transfer Restricted Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (x)   in the case of a Shelf Registration Statement, upon request, furnish to each Holder named in any such Registration Statement in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, (without all documents incorporated by reference therein and exhibits thereto, unless requested);

          (xi)  in the case of a Shelf Registration Statement, upon request, deliver to each Holder named in any such Registration Statement without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; provided that if no Registration Statement is effective or no Prospectus is usable in accordance with the provisions of Section 7(b) hereof, the Company shall deliver to each Holder named in any such Registration Statement a notice to that effect; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xii) in the case of a Shelf Registration Statement, upon the reasonable request of any Holder named in any such Registration Statement, enter into such agreements (including underwriting agreements containing customary terms) and make such customary representations and warranties and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to such Registration Statement as may be reasonably requested by any such Holder in connection with any sale or resale pursuant to such Registration Statement. In such connection, the Company shall:

            (A)  to the extent reasonably requested by any Holder named in any such Registration Statement, furnish (or in the case of paragraphs (2) and (3), use their respective commercially reasonable efforts to cause to be furnished) to each Holder, upon the effectiveness of the Shelf Registration Statement:

              (1)   a certificate in customary form, dated such date, signed on behalf of the Company by two officers of the Company;

              (2)   an opinion in customary form, dated the date of effectiveness of the Shelf Registration Statement, of counsel for the Company; and

              (3)   a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Company's independent registered public accounting firm, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings; and

            (B)  deliver such other documents and certificates as may be reasonably requested by the Holders named in any such Registration Statement and as are customarily delivered in similar offerings to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this clause (B);

          (xiii) prior to any public offering of Transfer Restricted Securities, use its commercially reasonable efforts to cooperate with the Holders named in the applicable Registration Statement and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as such Holders may reasonable request and use its commercially reasonable efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject;

          (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to enable such Transfer Restricted Securities to be registered in such denominations and such names as the selling Holders may request at least three Business Days prior to such sale of Transfer Restricted Securities;

          (xv) use its commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities other than as set forth in Section 7(c)(xiii) hereof;

          (xvi) maintain a transfer agent and registrar ("Transfer Agent and Registrar") for the Class A Common Stock with offices in the United States;

          (xvii) not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Initial Securities or the Exchange Securities, as the case may be, registered under such Registration Statement and provide the Transfer Agent and Registrar with printed certificates for such Securities or Exchange Securities, in a form eligible for trading through the facilities of The Depository Trust Company;

          (xviii) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act); and

        (d)    Restrictions on Holders.    Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 7(b)(iii), Section 7(c)(iv)(C), or any notice from the Company of the existence of any fact of the kind described in Section 7(c)(iv)(D) hereof (in each case, a "Suspension Notice"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (x) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 7(c)(iv) hereof, or (y) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. In the event the

Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date.

SECTION 8.    REGISTRATION EXPENSES

        (a)   All expenses (the "Registration Expenses") incident to the Company's performance of or compliance with this Agreement (other than any underwriting discounts and commissions) will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Exchange Securities on a national securities exchange or automated quotation system or the OTC Bulletin Board pursuant to the requirements thereof; and (vi) all fees and disbursements of independent registered public accounting firms of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

        The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

        (b)   In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement) regardless of whether a Registration Statement becomes effective, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Initial Securities in the Exchange Offer and/or selling or reselling Initial Securities or Exchange Securities pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Morgan, Lewis & Bockius LLP, unless another firm shall be chosen by the Holders of a majority of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared; provided that the Company's reimbursement obligation with respect to such fees and disbursements shall not exceed $25,000.

SECTION 9.    INDEMNIFICATION

        (a)   The Company agrees to indemnify and hold harmless each Holder and each underwriter, if any, for each such Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) or any such underwriter (collectively, an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities, judgments, and expenses (including without limitation, any reasonable legal fees or other expenses reasonably incurred in connection with investigating, preparing or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, judgments and expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Exchange Securities or registered Initial Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Holders furnished to the Company in writing by the Holders expressly for use therein.

        (b)   Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company set forth in section (a) above to each of the Indemnified Holders, but only with reference to information relating to such Indemnified Holder furnished to the Company in writing by such Indemnified Holder expressly for use in any Registration Statement. In no event shall any Indemnified Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the net proceeds received by such Indemnified Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds the amount of any damages that such Indemnified Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (c)   In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), an Indemnified Holder shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Indemnified Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of commencement of the action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Indemnified Holders, in the case of the parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if (A) such settlement is entered into more than 60 days after receipt by the indemnifying party of a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party), (B) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party's entitlement to such reimbursement prior to the date of such settlement, and (C) such indemnified party shall have given the indemnifying party at least 30 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

        (d)   To the extent that the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Indemnified Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company, on the one hand, and of the Indemnified Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

        The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Holder, or its related Indemnified Holders, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 9(d)

are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 10.    EXCHANGE ACT REGISTRATION; OTC BULLETIN BOARD

        Promptly upon the Consummation of the Exchange Offer, the Company will use its reasonable best efforts to obtain the quotation of the Class A Common Stock and Warrants on the OTC Bulletin Board and, in furtherance thereof, will register the Class A Common Stock and Warrants as a class under Section 12(g) of the Exchange Act.

SECTION 11.    RULE 144A AND RULE 144

        The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to (a) make available on its website quarterly reports containing selected unaudited financial data for the first three quarters of each fiscal year within 60 days of the end of such fiscal quarter and an annual report containing audited financial statements for each fiscal year within 150 days of such fiscal year end and (b) to the extent not already available on the Company's website, make available, upon request of any Holder, to such Holder or beneficial owner of such Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Act, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner, in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 12.    SELECTION OF UNDERWRITERS

        (a)   The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an underwritten offering. In any such underwritten offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Company.

        (b)   No Holder may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such Holder (i) agrees to sell such Holder's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the Holder's entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 13.    SUBMISSION TO JURISDICTION

        By the execution and delivery of this Agreement, the Company submits to the non-exclusive jurisdiction of any federal or state court in the State of New York in any suit or proceeding arising out of or relating to this Agreement or brought under federal or state securities laws. By receiving the rights and benefits under this Agreement, each Holder also submits to the non-exclusive jurisdiction of any federal or state court in the State of New York in any suit or proceeding arising out of or relating to this Agreement or brought under federal or state securities laws. The Company irrevocably appoints Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, by the person serving the same to the address provided in Section 14(e), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

SECTION 14.    MISCELLANEOUS

        (a)    Remedies.    The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b)    No Inconsistent Agreements.    The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Other than the Initial Purchaser Registration Rights Agreement, the Company has not previously entered into, nor is currently party to, any agreement granting any registration rights with respect to its securities to any Person that would require such securities to be included in any Registration Statement filed hereunder, including, for the avoidance of doubt, that certain registration rights agreement between the Company and Innovation Holdings. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

        (c)    Amendments and Waivers.    The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the Transfer Restricted Securities subject to such Exchange Offer.

        (d)    Third Party Beneficiary.    The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

        By acquiring Transfer Restricted Securities, a Holder will be deemed to have agreed to indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the indemnity from the Company set forth in Section 9(a) hereof, but only with reference to information relating to such Holder and provided in writing by such Holder for inclusion in any Shelf Registration Statement. In no event shall any such Holder be liable or responsible for any amount in excess of the amount by which such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (e)    Notices.    All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), facsimile or air courier guaranteeing overnight delivery:

          (i)    if to a Holder, at the address set forth on the records of the Transfer Agent and Registrar for the Company's Class A Common Stock; and

          (ii)   if to the Company:

        Paragon Shipping Inc.
        Voula Center
        102-104, V. Parlou Str.
        GR 16673, Voula
        Greece
        Facsimile No.: + 30-210-899-5086
        Attention: Chief Executive Officer

        With a copy to:

        Seward & Kissel LLP
        One Battery Park Plaza
        New York, NY 10004
        Facsimile No.: (212) 480-8421
        Attention: Gary Wolfe

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

        (f)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities so long as such subsequent Holders agree to the transfer restrictions set forth in Section 7(a)(i) hereof; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

        (g)    Counterparts.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i)    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD

TO THE CONFLICT OF LAW RULES THEREOF. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

        (j)    Severability.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (k)    Entire Agreement.    This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PARAGON SHIPPING INC.
By:	Name: Title:
INNOVATION HOLDINGS S.A.
By:	Name: Title:

CANTOR FITZGERALD & CO.
By:	Name: Title:
CRT CAPITAL GROUP LLC
By:	Name: Title:
OPPENHEIMER & CO. INC.
By:	Name: Title:

Annex A

Class B Common Stock Cancellation Schedule

	Class B Common Shares	Share Reduction	Total Number of Units, Shares of Class A and Class B Common Stock Outstanding*	Class B as a Percentage of Total Number of Units, Shares of Class A and B Common Stock Outstanding*
No Registration Default	1,738,588	None	11,590,588	15.0%
First 30 Day Period after Registration Default	1,603,814	134,774	11,455,814	14.0%
Second 30 Day Period after Registration Default	1,472,138	131,676	11,324,138	13.0%
Third 30 Day Period after Registration Default	1,343,455	128,683	11,195,455	12.0%
Fourth 30 Day Period after Registration Default	1,217,663	125,792	11,069,663	11.0%
Fifth 30 Day Period after Registration Default	1,094,667	122,996	10,946,667	10.0%

Total:		643,921

*
Excludes 174,000 Units issued to the Initial Purchasers as compensation pursuant to the Purchase Agreement.

Exhibit A

Form of Lock-Up Agreement

[Date]

UBS Securities LLC
Morgan Stanley & Co. Incorporated
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

        This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Paragon Shipping Inc., a Marshall Islands corporation (the "Company"), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the "Offering") of Class A Common Shares, par value $0.001 per share, of the Company (the "Class A Common Shares").

        In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Morgan Stanley & Co. Incorporated, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") with respect to, any Class A Common Shares or any other securities of the Company that are substantially similar to Class A Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Class A Common Shares or any other securities of the Company that are substantially similar to Class A Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Class A Common Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the sale of the Class A Common Shares to the Underwriters (as defined in the Underwriting Agreement) in the Offering as contemplated by the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

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        As previously discussed, in the aggregate up to 50% of the total number of Class A Common Shares that may be sold upon exercise, if any, of the Underwriters' Over-allotment Option (as defined in the Underwriting Agreement) in the Offering may be sold by holders of outstanding Class A Common Shares and each such holder may sell, if the Underwriters elect to exercise the Over-allotment Option, a number of Class A Common Shares equal to (A) one-half of the total number of Class A Common Shares to be sold to the Underwriters in the Offering pursuant to the Over-allotment Option multiplied by (B) a fraction (i) the numerator of which is the total number of Class A Common Shares owned by such shareholder, and (ii) the denominator of which is 9,287,656. Based on the preceding sentence, the undersigned otherwise hereby waives any rights the undersigned may have to require registration of Class A Common Shares or any other securities of the Company in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Morgan Stanley & Co. Incorporated, make any demand for, or exercise any right with respect to, the registration of Class A Common Shares or any securities convertible into or exercisable or exchangeable for Class A Common Shares, or warrants or other rights to purchase Class A Common Shares or any such securities.

        Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

        In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

        The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Class A Common Shares.

        If (i) a registration statement with respect to the Offering is not filed with the Commission prior to July 16, 2007, (ii) the Company notifies you in writing that it does not intend to proceed with the Offering, (iii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iv) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

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AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
Class B Common Stock Cancellation Schedule
Form of Lock-Up Agreement